UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 24, 2019

Date of report (Date of earliest event reported)

Leap Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37990	27-4412575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 Thorndike Street, Suite B1-1 Cambridge, MA (Address of principal executive offices)	02141 (Zip Code)

Registrant’s telephone number, including area code (617) 714-0360

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 24, 2019, Leap Therapeutics, Inc. (the “Company”) received a notification letter (the “Notice”) from The Nasdaq Stock Market (“Nasdaq”) indicating that, based on Nasdaq’s review of the minimum market value of listed securities (“MVLS”) of the Company’s common stock for the last 30 consecutive business days preceding the date of the Notice, the Company failed to maintain a minimum MVLS of $50.0 million required for continued listing on The Nasdaq Global Market pursuant to Nasdaq Marketplace Rule 5450(b)(2)(A).  The MVLS is calculated based upon the total shares outstanding at the measurement date multiplied by the closing bid price of the Company’s common stock.

In accordance with Nasdaq Listing Rule 5810(c)(3)(C), the Company has been provided a period of 180 calendar days, or until July 23, 2019, to regain compliance with this requirement (the “Compliance Period”).

In order to regain compliance with the MVLS requirement, the Company must maintain an MVLS of at least $50.0 million for a minimum of ten consecutive business days during the Compliance Period. If at any time during the Compliance Period the Company’s MVLS closes at $50.0 million or more for at least ten consecutive business days, Nasdaq will provide the Company written confirmation of compliance and the matter will be closed.  If compliance is not achieved by July 23, 2019, Nasdaq will provide written notification to the Company that its securities are subject to delisting.  At that time, the Company may appeal the delisting determination to a Hearings Panel, or, in the alternative, the Company may consider applying for a transfer to The Nasdaq Capital Market, which has a minimum MVLS of $35.0 million.  In order to transfer, the Company would need to submit an online transfer application, pay a $5,000 application fee and meet The Nasdaq Capital Market’s continued listing requirements.

The Company continues to monitor the MVLS for its common stock and is evaluating potential actions to regain compliance with Nasdaq Marketplace Rule 5450(b)(2)(A) for continued listing on The Nasdaq Global Market.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Leap Therapeutics, Inc.

Dated: January 30, 2019	By:	/s/ Douglas Onsi
	Name:	Douglas Onsi
	Title:	Chief Financial Officer, General
Counsel, Treasurer and Secretary

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